                                                                    EXHIBIT 99.7


Centennial Cellular Corp.
50 Locust Avenue
New Canaan, CT  06840

Ladies and Gentlemen:

       I hereby consent to the reference to my becoming a director of Centennial Cellular Corp. (the "Company") in the Registration Statement on Form S-4 of the Company to which this consent is filed as an exhibit and the Information Statement/Prospectus included therein.


                                             /s/ Michael Small
                                             -----------------------
                                             Michael Small

Dated: December 8, 1998